Exhibit 4.3
Execution Version

UL SOLUTIONS INC.
UL LLC
as Guarantor
FIRST SUPPLEMENTAL INDENTURE
Dated as of October 20, 2023
to
INDENTURE
Dated as of October 20, 2023
COMPUTERSHARE TRUST COMPANY, N.A.
as Trustee

i

ARTICLE V

	OFFER TO PURCHASE UPON CHANGE OF CONTROL	18

Section 5.01.	Offer to Purchase upon Change of Control

ARTICLE VI

MISCELLANEOUS

Section 6.01.	Ratification of Original Indenture; Supplemental Indentures Part of Original Indenture	19

Section 6.02.	Concerning the Trustee	19

Section 6.03.	Counterparts	20

Section 6.04.	Governing Law	20

Exhibit A-1	Form of 6.500% Senior Notes due 2028
Exhibit A-2	Form of Regulation S Temporary Global Note due 2028
Exhibit B	Form of Certificate of Exchange
Exhibit C	Form of Certificate of Exchange
ii

FIRST SUPPLEMENTAL INDENTURE, dated as of October 20, 2023 (this “First Supplemental Indenture”), to the Indenture, dated as of October 20, 2023 (the “Original Indenture”), among UL SOLUTIONS INC., a corporation organized under the laws of Delaware (the “Company”), UL LLC, a limited liability company organized under the laws of Delaware, as guarantor (the “Guarantor”) and COMPUTERSHARE TRUST COMPANY, N.A., a national banking association organized under the laws of the United States, as trustee (the “Trustee”).
WHEREAS, the Company, the Guarantor and the Trustee have heretofore executed and delivered the Original Indenture to provide for the issuance from time to time of Notes (as defined in the Original Indenture) of the Company, to be issued in one or more Series;
WHEREAS, Sections 2.02 and 9.01 of the Original Indenture provide, among other things, that the Company, the Guarantor and the Trustee may enter into indentures supplemental to the Original Indenture for, among other things, the purpose of establishing the designation, form, terms and conditions of Notes of any Series permitted by Sections 2.01 and 9.01 of the Original Indenture;
WHEREAS, the Company and the Guarantor (i) desire to issue the Senior Notes (as defined in Article II hereof) to be designated as hereinafter provided and (ii) have requested the Trustee to enter into this First Supplemental Indenture for the purpose of establishing the designation, form, terms and conditions of the Senior Notes;
WHEREAS, the Company has duly authorized the creation of the Senior Notes, to be fully and unconditionally guaranteed by the Guarantor in accordance with Article XI of the Original Indenture; and
WHEREAS, all action on the part of the Company necessary to authorize the issuance of the Senior Notes under the Original Indenture and this First Supplemental Indenture (the Original Indenture, as supplemented by this First Supplemental Indenture, being hereinafter called the “Indenture”) has been duly taken.
NOW, THEREFORE, THIS FIRST SUPPLEMENTAL INDENTURE WITNESSETH:
That, in order to establish the designation, form, terms and conditions of, and to authorize the authentication and delivery of the Senior Notes and in consideration of the acceptance of the Senior Notes by the Holders thereof and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
ARTICLE I
DEFINITIONS.
SECTION 1.01.    Definitions.
(a)    Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in the Original Indenture.
(b)    The rules of interpretation set forth in the Original Indenture shall be applied hereto as if set forth in full herein.
(c)    For all purposes of this First Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires, the following terms shall have the following meanings:
“144A Global Note” means a Global Note substantially in the form of Exhibit A-1 hereto bearing the Global Note Legend and the Private Placement Legend and deposited with or on behalf of, and registered in the name of, the Depositary or its nominee that will be issued in a denomination equal to the outstanding principal amount of the Senior Notes sold in reliance on Rule 144A.

“Applicable Procedures” means, with respect to any transfer or exchange of or for beneficial interests in any Global Note, the rules and procedures of DTC, Euroclear and Clearstream that apply to such transfer or exchange.
“Beneficial Ownership” shall have the meaning provided in Rule 13d-3 of the SEC under the Exchange Act.
“Change of Control” means (i) any Person or two or more Persons acting in concert (other than, in either case, a Permitted Holder) shall have acquired “beneficial ownership,” directly or indirectly, of, or shall have acquired by contract or otherwise (including, without limitation, by way of any merger or consolidation), Voting Stock of the Company (or other securities convertible into such Voting Stock) representing 50% or more of the combined voting power of all Voting Stock of the Company, (ii) the direct or indirect sale, assignment, transfer, lease, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the Company’s and its Subsidiaries’ properties or assets, taken as a whole, to any “person” (individually and as that term is used in Section 13(d)(3) and Section 14(d)(2) of the Exchange Act), other than the Company or one of its Subsidiaries, (iii) subsequent to an Initial Public Offering, the Company consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of the outstanding Voting Stock of the Company (or other securities convertible into such Voting Stock) or the Voting Stock of such other Person (or other securities convertible into such Voting Stock) is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of Voting Stock of the Company (or other securities convertible into such Voting Stock) outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, Voting Stock of the surviving Person (or other securities convertible into such Voting Stock) representing 50% or more of the combined voting power of all Voting Stock of the surviving Person immediately after giving effect to such transaction, (iv) Continuing Directors shall cease for any reason to constitute a majority of the members of the board of directors of the Company then in office or (v) the approval by the holders of the Voting Stock of the Company of any plan for the liquidation or dissolution of the Company. As used in this definition, “beneficial ownership” has the meaning provided in Rule 13d-3 under the Exchange Act. Notwithstanding the foregoing, a transaction effected to create a holding company for the Company will not, in and of itself, constitute a Change of Control if (i) pursuant to such transaction the Company becomes a direct or indirect wholly owned subsidiary of such holding company and (ii) immediately following that transaction, the direct or indirect holders of the Voting Stock of such holding company (or other securities convertible into such Voting Stock) are substantially the same as the holders of the Voting Stock of the Company (or other securities convertible into such Voting Stock) immediately prior to that transaction.
“Change of Control Triggering Event” means (i) the occurrence of a Change of Control and (ii) the rating on the Senior Notes is lowered and rated below Investment Grade by at least two of the three Rating Agencies (or in the absence of such rating for the Senior Notes, (x) the Company’s corporate rating, in the case of S&P, (y) the Company’s corporate family rating, in the case of Moody’s, and (z) the Company’s issuer default rating, in the case of Fitch, for dollar-denominated senior unsecured long-term debt ceases to be rated Investment Grade by at least two of the three Rating Agencies) on any date during the Trigger Period, provided that each of the Rating Agencies making the reduction in rating shall have announced, publicly confirmed or informed the trustee in writing that such reduction and rating below Investment Grade was the result, in whole or in part, of an event or circumstance comprised, arising as a result or in respect of the applicable Change of Control. Notwithstanding the foregoing, no Change of Control Triggering Event will be deemed to have occurred in connection with any particular Change of Control unless and until such Change of Control has actually been consummated.
“Continuing Directors” means, during any period of up to 24 consecutive months commencing after an Initial Public Offering, individuals who at the beginning of such 24 month period were directors of the Company (together with any new director whose election by the Company’s board of directors or whose nomination for election by the Company’s stockholders was approved by a vote of (i) at least a majority of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved or (ii) Permitted Holders representing not less than 50% of the combined voting power of all Voting Stock of the Company).

“Definitive Note” means a certificated Senior Note registered in the name of the Holder thereof and issued in accordance with Article III hereof substantially in the form of Exhibit A hereto, except that such Senior Note shall not bear the Global Note Legend and shall not have the “Schedule of Exchanges of Interests in the Global Note” attached thereto.
“Exchange Offer” has the meaning set forth in the Registration Rights Agreement.
“Exchange Securities” means the Senior Notes of the Company issued pursuant to the Indenture in exchange for, and in an aggregate principal amount up to the aggregate principal amount of the Senior Notes, the Senior Notes, in compliance with the terms of the Registration Rights Agreement and containing terms substantially identical to the Senior Notes (except that (i) such Exchange Notes will be issued in a transaction registered under the Securities Act and will not be subject to transfer restrictions or bear the Private Placement Legend, (ii) the provisions relating to rights under the Registration Rights Agreement will be eliminated, and (iii) interest on the Exchange Securities will accrue from the date on which interest was most recently paid on the Senior Notes, or if there has been no Interest Payment Date prior to the issuance of the Exchange Securities, from the date of original issuance of the Senior Notes).
“Fitch” means Fitch Ratings, Inc., and its successors.
“GAAP” means generally accepted accounting principles in the United States of America set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect as of the date of determination.
“Global Note Legend” means the legend set forth in Section 3.06(b), which is required to be placed on all Global Notes issued hereunder.
“Global Notes” means, individually and collectively, each of the Restricted Global Notes and the Unrestricted Global Notes deposited with or on behalf of and registered in the name of the Depositary or its nominee, substantially in the form of Exhibit A-1 hereto and that bears the Global Note Legend and that has the “Schedule of Exchanges of Interests in the Global Note” attached thereto, issued in accordance with Section 2.15 of the Original Indenture and Section 2.07 hereof.
“Indirect Participant” means a Person who holds a beneficial interest in a Global Note through a Participant.
“Initial Public Offering” means any underwritten initial public offering, registered with the SEC, of common stock of the Company or any of its direct or indirect parent companies, resulting in a listing on a national securities exchange, other than: (1) public offerings with respect to the Company’s or any direct or indirect parent common stock registered on Form S-8; and (2) issuances to any Subsidiary of the Company.
“Initial Purchaser” means any initial purchaser identified as such in the “Plan of distribution” section of the Offering Memorandum.
“Investment Grade” means a rating equal to or higher than Baa3 by Moody’s (or its equivalent under any successor rating category of Moody’s); a rating equal to or higher than BBB- by S&P (or its equivalent under any successor rating category of S&P); a rating equal to or higher than BBB- by Fitch (or its equivalent under any successor rating category of Fitch); and an equivalent rating of any Substitute Rating Agency, respectively.
“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.
“Non-U.S. Person” means a Person who is not a U.S. Person.

“Offering Memorandum” means that offering memorandum, dated as of October 5, 2023, relating to the Senior Notes.
“Par Call Date” means September 20, 2028.
“Participant” means, with respect to the Depositary, Euroclear or Clearstream, a Person who has an account with the Depositary, Euroclear or Clearstream, respectively (and, with respect to DTC, shall include Euroclear or Clearstream).
“Permitted Holder” means ULSE Inc. or any of its Affiliates.
“Private Placement Legend” means the legend set forth in Section 3.06(a) to be placed on all Senior Notes issued under this Indenture except where otherwise permitted by the provisions of this Indenture.
“QIB” means any “qualified institutional buyer,” as defined in Rule 144A under the Securities Act.
“Rating Agency” means S&P, Moody’s and Fitch, or if any of S&P, Moody’s or Fitch will not make publicly available a rating of the Senior Notes or a rating of the Company’s corporate credit for dollar-denominated senior unsecured long-term debt generally, a Substitute Rating Agency.
“Registration Default” has the meaning set forth in the Registration Rights Agreement.
“Registration Rights Agreement” means the registration rights agreement, dated as of the date hereof, by and among the Company, the Guarantor, Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC.
“Regulation S” means Regulation S under the Securities Act.
“Regulation S Global Note” means a Regulation S Temporary Global Note or Regulation S Permanent Global Note, as appropriate.
“Regulation S Permanent Global Note” means a permanent Global Note in the form of Exhibit A-1 bearing the Global Note Legend and the Private Placement Legend and deposited with or on behalf of and registered in the name of the Depositary or its nominee, issued in a denomination equal to the outstanding principal amount of the Regulation S Temporary Global Note upon expiration of the Restricted Period.
“Regulation S Temporary Global Note” means a temporary Global Note in the form of Exhibit A-2 and deposited with or on behalf of and registered in the name of the Depositary or its nominee, issued in a denomination equal to the outstanding principal amount of the Senior Notes initially sold in reliance on Rule 903 of Regulation S.
“Restricted Definitive Note” means a Definitive Note bearing the Private Placement Legend.
“Restricted Global Note” means a Global Note bearing the Private Placement Legend.
“Restricted Period” means the 40-day distribution compliance period as defined in Regulation S.
“Rule 144” means Rule 144 under the Securities Act.
“Rule 144A” means Rule 144A under the Securities Act.
“Rule 903” means Rule 903 under the Securities Act.
“Rule 904” means Rule 904 under the Securities Act.
“S&P” means S&P Global Ratings, a division of S&P Global, Inc., and its successors.

“Shelf Registration Statement” means the shelf registration statement filed by the Company in connection with the offer and sale of the Senior Notes pursuant to the Registration Rights Agreement.
“Substitute Rating Agency” means a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Exchange Act selected by us (as certified by a board resolution) as a replacement agency for any of Moody’s, S&P or Fitch, as the case may be.
“Transfer Restricted Securities” has the meaning set forth in the Registration Rights Agreement.
“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.
The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)-H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities-Treasury constant maturities- Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields - one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life - and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.
If on the third business day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semiannual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semiannual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.
“Trigger Period” means, with respect to a Change of Control Triggering Event, the period commencing 60 days prior to the first public announcement by the Company of any Change of Control (or pending Change of Control) and ending 60 days following consummation of such Change of Control (which Trigger Period will be extended following the consummation of a Change of Control for so long as at least two of the Rating Agencies has publicly announced that it is considering a possible ratings change).
“Unrestricted Definitive Note” means one or more Definitive Notes that do not bear and are not required to bear the Private Placement Legend.

“Unrestricted Global Note” means a permanent Global Note substantially in the form of Exhibit A-1 attached hereto that bears the Global Note Legend and that has the “Schedule of Exchanges of Interests in the Global Note” attached thereto, and that is deposited with or on behalf of and registered in the name of the Depositary, representing Senior Notes that do not bear the Private Placement Legend.
“U.S. Person” means a U.S. Person as defined in Rule 902(o) under the Securities Act.
SECTION 1.02.    Other Definitions.

Term	Defined in Section

“Additional Interest”	2.11

“Change of Control Offer”	5.01

“Change of Control Payment”	5.01

“Change of Control Payment Date”	5.01

“DTC”	2.09

“Interest Payment Date”	2.05

“Record Date”	2.05

“Redemption Price”	2.10

“Senior Notes”	2.01
ARTICLE II
DESIGNATION AND TERMS OF THE SENIOR NOTES
SECTION 2.01.    Title and Aggregate Principal Amount. There is hereby created a Series of Senior Notes designated: 6.500% Senior Notes due 2028 (the “Senior Notes”).
SECTION 2.02.    Execution. The Senior Notes may forthwith be executed by the Company and delivered to the Trustee for authentication and delivery by the Trustee in accordance with the provisions of Section 2.04 of the Original Indenture.
SECTION 2.03.    Other Terms and Form of the Senior Notes. The Senior Notes shall have and be subject to such other terms as provided in the Original Indenture and this First Supplemental Indenture and shall be evidenced by one or more Global Notes in the form of Exhibit A-1 hereof and as set forth in Section 2.07 hereof.
SECTION 2.04.    Further Issues. The Company may from time to time, without the consent of the Holders of the Senior Notes and in accordance with the Original Indenture and this First Supplemental Indenture, create and issue further notes having the same terms and conditions as the Senior Notes in all respects (or in all respects except for the issue date, price to public, the initial Interest Payment Date (if applicable) and the payment of interest accruing prior to the issue date of the additional notes) so as to form a single series with the Senior Notes. If any additional notes are not fungible with the Senior Notes for U.S. federal income tax purposes, the additional notes will have separate CUSIP and ISIN numbers. The expression “Senior Notes” shall include any such Senior Notes issued pursuant to this Section 2.04 and forming a single series therewith. The Company may issue other series of debt securities under the Original Indenture from time to time in an amount authorized prior to issuance.

SECTION 2.05.    Interest and Principal. The Senior Notes will mature on October 20, 2028 and will bear interest at the rate of 6.500% per annum. The Company will pay interest on the Senior Notes on each April 20 and October 20 (each an “Interest Payment Date”), beginning on April 20, 2024, to the holders of record on the immediately preceding April 5 or October 5 (each a “Record Date”), respectively. Interest on the Senior Notes shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance. Payments of the principal of and interest on the Senior Notes shall be made in Dollars, and the Senior Notes shall be denominated in Dollars. As used in the Indenture, for purposes of the Senior Notes, the term “interest” shall be deemed to include any “Additional Interest” payable as a consequence of a “Registration Default,” in each case as defined in, and in accordance with, the Registration Rights Agreement and pursuant to Section 2.11 hereof.
SECTION 2.06.    Place of Payment. The place of payment where the Senior Notes issued in the form of Definitive Notes may be presented or surrendered for payment, where the principal of and interest and any other payments due on the Senior Notes issued in the form of Definitive Notes are payable, where the Senior Notes may be surrendered for registration of transfer or exchange and where notices and demands to and upon the Company in respect of the Senior Notes and this Indenture may be served shall be in the Borough of Manhattan, The City of New York, and the office or agency maintained by the Company for such purpose shall initially be the Corporate Trust Office of the Trustee; provided, however, that such appointment shall exclude the appointment of the Trustee or any office of the Trustee as an agent to receive service of legal process on the Company, which shall instead be served at the address of the Company as set forth in Section 10.02 of the Original Indenture. All payments on Senior Notes issued in the form of Global Notes shall be made by wire transfer of immediately available funds to the Depositary and, at the option of the Company, payment of interest on the Senior Notes issued in the form of Definitive Notes may be made by check mailed to registered Holders.
SECTION 2.07.    Form and Dating.
(a)    General. The Senior Notes and the Trustee’s certificate of authentication will be substantially in the form of Exhibit A-1 hereto. The terms and provisions contained in the Senior Notes will constitute, and are hereby expressly made, a part of this Indenture and the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Senior Note conflicts with the express provisions of this Indenture, the provisions of this Indenture shall govern and be controlling.
(b)    Global Notes. Senior Notes issued in global form will be substantially in the form of Exhibit A-1 attached hereto (including the Global Note Legend thereon and the “Schedule of Exchanges of Interests in the Global Note” attached thereto). Senior Notes issued in definitive form will be substantially in the form of Exhibit A-1 attached hereto (but without the Global Note Legend thereon and without the “Schedule of Exchanges of Interests in the Global Note” attached thereto). Each Global Note will represent such of the outstanding Senior Notes as will be specified therein and each shall provide that it represents the aggregate principal amount of outstanding Senior Notes from time to time endorsed thereon and that the aggregate principal amount of outstanding Senior Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding Senior Notes represented thereby will be made by the Trustee or the Custodian, at the direction of the Trustee, in accordance with instructions given by the Holder thereof as required by Article III hereof.
(c)    Temporary Global Notes. Senior Notes offered and sold in reliance on Regulation S will be issued initially in the form of the Regulation S Temporary Global Note, which will be deposited on behalf of the purchasers of the Senior Notes represented thereby with the Trustee, as custodian for the Depositary, and registered in the name of the Depositary or the nominee of the Depositary for the accounts of designated agents holding on behalf of Euroclear or Clearstream, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The Restricted Period will be terminated upon the receipt by the Trustee of:
(A)    a written certificate from the Depositary, together with copies of certificates from Euroclear and Clearstream certifying that they have received certification of non-United States Beneficial Ownership of 100% of the aggregate principal amount of the Regulation S Temporary Global Note (except to the extent of any Beneficial Owners thereof who acquired an interest therein during the Restricted Period pursuant to another exemption from registration under the Securities Act and who will take delivery of a Beneficial Ownership interest in a 144A Global Note bearing a Private Placement Legend, all as contemplated by Section 3.02 hereof); and
(B)    an Officers’ Certificate from the Company.
Following the termination of the Restricted Period, beneficial interests in the Regulation S Temporary Global Note will be exchanged for beneficial interests in the Regulation S Permanent Global Note pursuant to the Applicable Procedures. Simultaneously with the authentication of the Regulation S Permanent Global Note, the Trustee will cancel the Regulation S Temporary Global Note. The aggregate principal amount of the Regulation S Temporary Global Note and the Regulation S Permanent Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee, as the case may be, in connection with transfers of interest as hereinafter provided.
SECTION 2.08.    Euroclear and Clearstream Procedures Applicable. The provisions of the “Operating Procedures of the Euroclear System” and “Terms and Conditions Governing Use of Euroclear” and the “General Terms and Conditions of Clearstream Banking” and “Customer Handbook” of Clearstream, in each case, as in effect from time to time, shall be applicable to transfers of beneficial interests in the Regulation S Temporary Global Note and the Regulation S Permanent Global Note that are held by Participants through Euroclear or Clearstream.
SECTION 2.09.    Depositary; Registrar. The Company initially appoints The Depository Trust Company (“DTC”) to act as Depositary with respect to the Global Notes. The Company initially appoints the Trustee to act as the Registrar and the Paying Agent and designates the Trustee’s New York office as the office or agency referred to in Section 2.05 of the Original Indenture.
SECTION 2.10.    Optional Redemption.
(a)    The Senior Notes will be redeemable, in whole or in part, at the option of the Company, at any time and from time to time prior to the Par Call Date, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Senior Notes matured on the Par Call Date) on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 30 basis points less (b) interest accrued to the date of redemption, and (2) 100% of the principal amount of the Senior Notes to be redeemed, plus, in each case of sub-clauses (1) and (2) above, accrued and unpaid interest thereon to the redemption date.
(b)    The Senior Notes will be redeemable, in whole or in part, at the option of the Company, at any time and from time to time on or after the Par Call Date, at a redemption price equal to 100% of the principal amount of the Senior Notes being redeemed, plus accrued and unpaid interest thereon to the redemption date. The price (including any premium and interest) at which any Senior Notes may be redeemed pursuant to clause (a) or (b) of this Section 2.10 shall be hereinafter referred to as the “Redemption Price”. The Company’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error.
SECTION 2.11.    Registration Default. If a Registration Default occurs with respect to the Senior Notes that are Transfer Restricted Securities, the interest rate borne by the Senior Notes that are Transfer Restricted Securities shall be increased by 0.25% per annum during the 90-day period immediately following the occurrence of any one or more Registration Defaults and shall increase by 0.25% per annum at the end of each subsequent 90-day period, but in no event shall such increase exceed 0.50% per annum (any such increase, “Additional Interest”). Upon such a Registration Default and 5 days prior to the expiration of each such subsequent 90 day period, the Company shall deliver a written notice of such Registration Default that Additional Interest is payable, and the amount of such Additional Interest. Following the cure of all Registration Defaults relating to any particular Senior Notes, the interest rate borne by such Senior Notes will be reduced to the original interest rate borne by such Senior Notes; provided, however, that, if after any such reduction in interest rate, a different Registration Default occurs, the interest rate borne by the Senior Notes that are Transfer Restricted Securities shall again be increased pursuant to the foregoing provisions. Any amounts of Additional Interest due will be payable in cash on the same original interest payment dates as interest on the Senior Notes is payable.
ARTICLE III
TRANSFER AND EXCHANGE
SECTION 3.01.    Transfer and Exchange of Global Notes. A Global Note may not be transferred as a whole except by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. All Global Notes shall be exchangeable pursuant to Section 2.08 of the Original Indenture for Definitive Notes if:
(a)    the Company delivers to the Trustee notice from the Depositary that it is unwilling or unable to continue to act as Depositary or that it is no longer a clearing agency registered under the Exchange Act and, in either case, a successor Depositary is not appointed by the Company within 90 days after the date of such notice from the Depositary;
(b)    the Company in its sole discretion determines that the Global Notes (in whole but not in part) should be exchanged for Definitive Notes and delivers a written notice to such effect to the Trustee; provided, that in no event shall the Regulation S Temporary Global Note be exchanged by the Company for Definitive Notes prior to (i) the expiration of the Restricted Period and (ii) the receipt by the Registrar of any certificates required pursuant to Rule 903(b)(3)(ii)(B) under the Securities Act; or
(c)    an Event of Default with respect to the Senior Notes represented by such Global Note shall have occurred and be continuing.
Upon the occurrence of any of the preceding events in (a) or (b) above, Definitive Notes shall be issued in such names as the Depositary shall instruct the Trustee. Global Notes also may be exchanged or replaced, in whole or in part, as provided in Sections 2.09 and 2.12 of the Original Indenture. Every Note authenticated and delivered in exchange for, or in lieu of, a Global Note or any portion thereof, pursuant to this Article III or Section 2.09 or 2.12 of the Original Indenture, shall be authenticated and delivered in the form of, and shall be, a Global Note. A Global Note may not be exchanged for another Note other than as provided in this Section 3.01; however, beneficial interests in a Global Note may be transferred and exchanged as provided in Section 3.02 or 3.03 hereof.
SECTION 3.02.    Transfer and Exchange of Beneficial Interests in the Global Notes. The transfer and exchange of beneficial interests in the Global Notes will be effected through the Depositary, in accordance with the provisions of this First Supplemental Indenture and the Applicable Procedures. Beneficial interests in the Restricted Global Notes will be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Transfers of beneficial interests in the Global Notes also will require compliance with either subparagraph (a) or (b) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:
(a)    Transfer of Beneficial Interests in the Same Global Note. Beneficial interests in any Restricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Note in accordance with the transfer restrictions set forth in the Private Placement Legend; provided, however, that prior to the expiration of the Restricted Period, transfers of beneficial interests in the Regulation S Temporary Global Note may not be made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser). Beneficial interests in any Unrestricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note. No written orders or instructions shall be required to be delivered to the Registrar to effect the transfers described in this Section 3.02(a).

(b)    All Other Transfers and Exchanges of Beneficial Interests in Global Notes. In connection with all transfers and exchanges of beneficial interests that are not subject to Section 3.02(a) above, the transferor of such beneficial interest must deliver to the Registrar either:
(A)    both:
(1)    a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in another Global Note in an amount equal to the beneficial interest to be transferred or exchanged; and
(2)    instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase; or
(B)    both:
(1)    a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to cause to be issued a Definitive Note in an amount equal to the beneficial interest to be transferred or exchanged; and
(2)    instructions given by the Depositary to the Registrar containing information regarding the Person in whose name such Definitive Note shall be registered to effect the transfer or exchange referred to in (1) above; provided, that in no event shall Definitive Notes be issued upon the transfer or exchange of beneficial interests in the Regulation S Temporary Global Note prior to (i) the expiration of the Restricted Period and (ii) the receipt by the Registrar of any certificates required pursuant to Rule 903 under the Securities Act.
Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Notes contained in this Indenture and the Senior Notes or otherwise applicable under the Securities Act, the Trustee shall adjust the principal amount of the relevant Global Note(s) pursuant to Section 3.07 hereof.
(c)    Transfer of Beneficial Interests to Another Restricted Global Note. A beneficial interest in any Restricted Global Note may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Restricted Global Note if the transfer complies with the requirements of Section 3.02(b) above and the Registrar receives the following:
(A)    if the transferee will take delivery in the form of a beneficial interest in the 144A Global Note, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof; and
(B)    if the transferee will take delivery in the form of a beneficial interest in the Regulation S Temporary Global Note or the Regulation S Permanent Global Note, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof.
(d)    Transfer and Exchange of Beneficial Interests in a Restricted Global Note for Beneficial Interests in an Unrestricted Global Note. A beneficial interest in any Restricted Global Note may be exchanged by any holder thereof for a beneficial interest in an Unrestricted Global Note or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note if the exchange or transfer complies with the requirements of Section 3.02(b) above and the Registrar receives the following:
(A)    if the holder of such beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Note, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (1)(a) thereof; or

(B)    if the holder of such beneficial interest in a Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (4) thereof; and, in the case of clause (A) and (B), if the Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.
If any such transfer is effected at a time when an Unrestricted Global Note has not yet been issued, the Company shall issue and, upon receipt of an Authentication Order in accordance with Section 2.04 of the Original Indenture, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the aggregate principal amount of beneficial interests transferred. Beneficial interests in an Unrestricted Global Note cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global Note.
SECTION 3.03.    Transfer or Exchange of Beneficial Interests for Definitive Notes.
(a)    Beneficial Interests in Restricted Global Notes to Restricted Definitive Notes. Subject to the terms hereof, if any holder of a beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Restricted Definitive Note or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Restricted Definitive Note, then, upon receipt by the Registrar of the following documentation:
(A)    if the holder of such beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Restricted Definitive Note, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (2)(a) thereof;
(B)    if such beneficial interest is being transferred to a QIB in accordance with Rule 144A, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;
(C)    if such beneficial interest is being transferred to a Non-U.S. Person in an offshore trans- action in accordance with Rule 903 or Rule 904, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;
(D)    if such beneficial interest is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(a) thereof;
(E)    if such beneficial interest is being transferred to the Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(b) thereof; or
(F)    if such beneficial interest is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c), the Trustee shall cause the aggregate principal amount of the applicable Global Note to be reduced accordingly pursuant to Section 3.07 hereof, and the Company shall execute and the Trustee shall authenticate and deliver to the Person designated in the instructions a Definitive Note in the appropriate principal amount. Any Definitive Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this Section 3.03 shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Definitive Notes to the Persons in whose names such Senior Notes are so registered. Any Definitive Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this Section 3.03(a) shall bear the Private Placement Legend and shall be subject to all restrictions on transfer contained therein.

(b)    Beneficial Interests in Regulation S Temporary Global Note to Definitive Notes. Subject to the terms hereof, notwithstanding Sections 3.03(a)(A) and (C) hereof, a beneficial interest in the Regulation S Temporary Global Note may not be exchanged for a Definitive Note or transferred to a Person who takes delivery thereof in the form of a Definitive Note prior to (i) the expiration of the Restricted Period and (ii) the receipt by the Registrar of any certificates required pursuant to Rule 903(b)(3)(ii)(B) under the Securities Act, except in the case of a transfer pursuant to an exemption from the registration requirements of the Securities Act other than Rule 903 or Rule 904.
(c)    Beneficial Interests in Restricted Global Notes to Unrestricted Definitive Notes. Subject to the terms hereof, a holder of a beneficial interest in a Restricted Global Note may exchange such beneficial interest for an Unrestricted Definitive Note or may transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note only if the Registrar receives the following:
(A)    if the holder of such beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Definitive Note that does not bear the Private Placement Legend, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (1)(b) thereof; or
(B)    if the holder of such beneficial interest in a Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Note, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;
and, in the case of clause (A) and (B), if the Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.
(d)    Beneficial Interests in Unrestricted Global Notes to Unrestricted Definitive Notes. Subject to the terms hereof, if any holder of a beneficial interest in an Unrestricted Global Note proposes to exchange such beneficial interest for a Definitive Note or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Definitive Note, then, upon satisfaction of the conditions set forth in Section 3.02(b) hereof, the Trustee will cause the aggregate principal amount of the applicable Global Note to be reduced accordingly pursuant to Section 3.07 hereof, and the Company will execute and the Trustee will authenticate and deliver to the Person designated in the instructions a Definitive Note in the appropriate principal amount. Any Definitive Note issued in exchange for a beneficial interest pursuant to this Section 3.03(d) will be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest requests through instructions to the Registrar from or through the Depositary and the Participant or Indirect Participant. The Trustee will deliver such Definitive Notes to the Persons in whose names such Senior Notes are so registered. Any Definitive Note issued in exchange for a beneficial interest pursuant to this Section 3.03(d) will not bear the Private Placement Legend.
SECTION 3.04.    Transfer and Exchange of Definitive Notes for Beneficial Interests.
(a)    Restricted Definitive Notes to Beneficial Interests in Restricted Global Notes. Subject to the terms of hereof, if any Holder of a Restricted Definitive Note proposes to exchange such Senior Note for a beneficial interest in a Restricted Global Note or to transfer such Restricted Definitive Notes to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Note, then, upon receipt by the Registrar of the following documentation:
(A)    if the Holder of such Restricted Definitive Note proposes to exchange such Senior Note for a beneficial interest in a Restricted Global Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (2)(b) thereof;
(B)    if such Restricted Definitive Note is being transferred to a QIB in accordance with Rule 144A, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;

(C)    if such Restricted Definitive Note is being transferred to a Non-U.S. Person in an off- shore transaction in accordance with Rule 903 or Rule 904, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;
(D)    if such Restricted Definitive Note is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(a) thereof;
(E)    if such Restricted Definitive Note is being transferred to the Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(b) thereof; or
(F)    if such Restricted Definitive Note is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof, the Trustee will cancel the Restricted Definitive Note, increase or cause to be increased the aggregate principal amount of, in the case of clauses (A), (D), (E) and (F) above, the appropriate Restricted Global Note, in the case of clause (B) above, the 144A Global Note, or in the case of clause (C) above, the Regulation S Global Note.
(b)    Restricted Definitive Notes to Beneficial Interests in Unrestricted Global Notes. A Holder of a Restricted Definitive Note may exchange such Senior Note for a beneficial interest in an Unrestricted Global Note or transfer such Restricted Definitive Note to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note only if the Registrar receives the following:
(A)    if the Holder of such Definitive Notes proposes to exchange such Senior Notes for a beneficial interest in the Unrestricted Global Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(c) thereof; or
(B)    if the Holder of such Definitive Notes proposes to transfer such Senior Notes to a Person who shall take delivery thereof in the form of a beneficial interest in the Unrestricted Global Note, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;
and, in the case of clause (A) and (B), if the Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act. Upon satisfaction of the conditions of any of the subparagraphs in this Section 3.04(b), the Trustee will cancel the Definitive Notes and increase or cause to be increased the aggregate principal amount of the Unrestricted Global Note.
(c)    Unrestricted Definitive Notes to Beneficial Interests in Unrestricted Global Notes. A Holder of an Unrestricted Definitive Note may exchange such Senior Note for a beneficial interest in an Unrestricted Global Note or transfer such Definitive Notes to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note at any time. Upon receipt of a request for such an exchange or transfer, the Trustee will cancel the applicable Unrestricted Definitive Note and increase or cause to be increased the aggregate principal amount of one of the Unrestricted Global Notes.
If any such exchange or transfer from a Definitive Note to a beneficial interest is effected pursuant to subparagraph (b) or (c) above at a time when an Unrestricted Global Note has not yet been issued, the Company will issue and, upon receipt of an Authentication Order in accordance with Section 2.04 of the Original Indenture, the Trustee will authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the principal amount of Definitive Notes so transferred.
SECTION 3.05.    Transfer and Exchange of Definitive Notes for Definitive Notes. Upon request by a Holder of Definitive Notes and such Holder’s compliance with the provisions of this Section 3.05, the Registrar will register the transfer or exchange of Definitive Notes. Prior to such registration of transfer or exchange, the requesting Holder must present or surrender to the Registrar the Definitive Notes duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder or by its attorney, duly authorized in writing. In addition, the requesting Holder must provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 3.05.
(a)    Restricted Definitive Notes to Restricted Definitive Notes. Any Restricted Definitive Note may be transferred to and registered in the name of Persons who take delivery thereof in the form of a Restricted Definitive Note if the Registrar receives the following:
(A)    if the transfer will be made pursuant to Rule 144A under the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof;
(B)    if the transfer will be made pursuant to Rule 903 or Rule 904, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof; and
(C)    if the transfer will be made pursuant to any other exemption from the registration requirements of the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable.
(b)    Restricted Definitive Notes to Unrestricted Definitive Notes. Any Restricted Definitive Note may be exchanged by the Holder thereof for an Unrestricted Definitive Note or transferred to a Person or Persons who take delivery thereof in the form of an Unrestricted Definitive Note if the Registrar receives the following:
(A)    if the Holder of such Restricted Definitive Notes proposes to exchange such Senior Notes for an Unrestricted Definitive Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(d) thereof; or
(B)    if the Holder of such Restricted Definitive Notes proposes to transfer such Senior Notes to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Note, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof; and, in the case of clause (A) and (B), if the Registrar so requests, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.
(c)    Unrestricted Definitive Notes to Unrestricted Definitive Notes. A Holder of Unrestricted Definitive Notes may transfer such Senior Notes to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note. Upon receipt of a request to register such a transfer, the Registrar shall register the Unrestricted Definitive Notes pursuant to the instructions from the Holder thereof.
SECTION 3.06.    Legends. The following legends will appear on the face of all Global Notes and Definitive Notes issued under this Indenture unless specifically stated otherwise in the applicable provisions of this Indenture.
(a)    Private Placement Legend.
(A)    Except as permitted by subparagraph (B) below, each Global Note and each Definitive Note (and all Senior Notes issued in exchange therefor or substitution thereof) shall bear the legend in substantially the following form:
“This Senior Note has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state or other jurisdiction. Neither this Senior Note nor any interest or participation herein may be reoffered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of in the absence of such registration or unless such transaction is exempt from, or not subject to, such registration. The holder of this Senior Note, by its acceptance hereof, agrees on its own behalf and on behalf of any investor account for which it has purchased Senior Notes, to offer, sell or otherwise transfer such Senior Note, prior to the date (the “Resale Restriction Termination Date”) that is one year (in the case of Senior Notes transferred pursuant to Rule 144A under the Securities Act) or 40 days (in the case of Senior Notes transferred pursuant to Regulation S under the Securities Act) after the later of the original issue date hereof and the last date on which the issuer or any affiliate of the issuer was the owner of this Senior Note (or any predecessor of such Senior Note), only (a) to the issuer, (b) pursuant to a registration statement that has been declared effective under the Securities Act, (c) for so long as the Senior Notes are eligible for resale pursuant to Rule 144A under the Securities Act, to a person it reasonably believes is a “Qualified Institutional Buyer” as defined in Rule 144A under the Securities Act that purchases for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) pursuant to offers and sales that occur outside the U.S. within the meaning of Regulation S under the Securities Act, or (e) pursuant to another available exemption from the registration requirements of the Securities Act, subject to the issuer’s and the trustee’s right prior to any such offer, sale or transfer pursuant to clauses (d) or (e) to require the delivery of an opinion of counsel, certification and/or other information satisfactory to each of them. This legend will be removed upon the request of the holder after the Resale Restriction Termination Date. In the case of Senior Notes transferred pursuant to Regulation S under the Securities Act, by its acquisition hereof, the holder hereof represents that it is not a U.S. Person nor is it purchasing for the account of a U.S. Person and is acquiring this security in an offshore transaction in accordance with Regulation S under the Securities Act.”
(B)    Notwithstanding the foregoing, any Global Note or Definitive Note issued pursuant to Sections 3.02(d), 3.03(c), 3.03(d), 3.04(b), 3.04(c), 3.05(b) or 3.05(c) of this Article III (and all Senior Notes issued in exchange therefor or substitution thereof) will not bear the Private Placement Legend.
(b)    Global Note Legend. Each Global Note will bear a legend in substantially the following form:
“This Senior Note is held by the Depositary (as defined in the Indenture governing this Senior Note) or its nominee in custody for the benefit of the Beneficial Owners hereof, and is not transferable to any person under any circumstances except that (a) the Trustee may make such notations hereon as may be required pursuant to Section 2.04 of the Original Indenture, (b) this Senior Note may be exchanged in whole but not in part pursuant to Article III of the First Supplemental Indenture, (c) this Senior Note may be delivered to the Trustee for cancellation pursuant to Section 2.13 of the Original Indenture and (d) except as otherwise provided in Section 2.15(b) of the Original Indenture, this Senior Note may be transferred, in whole but not in part, only (x) by the Depositary to a nominee of the Depositary, (y) by a nominee of the Depositary to the Depositary or another nominee of the Depositary or (z) by the Depositary or any nominee to a successor Depositary or to a nominee of such successor Depositary.
Unless and until it is exchanged in whole or in part for notes in definitive form, this Senior Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this certificate is presented by an authorized representative of DTC (55 Water Street, New York, New York), to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. Or such other name as may be requested by an authorized representative of DTC (and any payment is made to Cede & Co. Or such other entity as may be requested by an authorized representative of DTC), any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful inasmuch as the registered owner hereof, Cede & Co., has an interest herein.”
(c)    Regulation S Temporary Global Note Legend. The Regulation S Temporary Global Note will bear a legend in substantially the following form:
“This Senior Note is a Temporary Global Note for purposes of Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). Neither this Temporary Global Note nor any interest herein may be offered, sold or delivered, except as permitted under the Indenture referred to below.

No Beneficial Owners of this Temporary Global Note shall be entitled to receive payment of principal or interest hereon unless the required certifications have been delivered pursuant to the terms of the Indenture.”
SECTION 3.07.    Cancellation and/or Adjustment of Global Notes.
At such time as all beneficial interests in a particular Global Note have been exchanged for Definitive Notes or a particular Global Note has been redeemed, repurchased or canceled in whole and not in part, each such Global Note will be returned to or retained and canceled by the Trustee in accordance with Section 2.13 of the Original Indenture. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note or for Definitive Notes, the principal amount of Senior Notes represented by such Global Note will be reduced accordingly and an endorsement will be made on such Global Note by the Trustee or by the Depositary at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note, such other Global Note will be increased accordingly and an endorsement will be made on such Global Note by the Trustee or by the Depositary at the direction of the Trustee to reflect such increase.
SECTION 3.08.    General Provisions Relating to Transfers and Exchanges.
(a)    To permit registrations of transfers and exchanges, the Company will execute and the Trustee will authenticate Global Notes and Definitive Notes upon receipt of an Authentication Order in accordance with Section 2.04 of the Original Indenture or at the Registrar’s request.
(b)    No service charge will be made to a Holder of a Global Note or to a Holder of a Definitive Note for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Sections 2.12, 3.06 and 9.05 of the Original Indenture and Section 5.01 of this First Supplemental Indenture).
(c)    The Registrar will not be required to register the transfer of or exchange any Senior Note selected for redemption in whole or in part, except the unredeemed portion of any Senior Note being redeemed in part.
(d)    All Global Notes and Definitive Notes issued upon any registration of transfer or exchange of Global Notes or Definitive Notes will be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Global Notes or Definitive Notes surrendered upon such registration of transfer or exchange.
(e)    The Company will not be required:
(A)    to issue, to register the transfer of or to exchange any Senior Notes during a period beginning at the opening of business 15 days before the day of any selection of Senior Notes for redemption under Section 3.02 of the Original Indenture and ending at the close of business on the day of selection;
(B)    to register the transfer of or to exchange any Senior Note selected for redemption in whole or in part, except the unredeemed portion of any Senior Note being redeemed in part; or
(C)    to register the transfer of or to exchange a Senior Note between a Record Date and the next succeeding Interest Payment Date.
(f)    Prior to due presentment for the registration of a transfer of any Senior Note, the Trustee, any Agent and the Company may deem and treat the Person in whose name any Senior Note is registered as the absolute owner of such Senior Note for the purpose of receiving payment of principal of and interest on such Senior Notes and for all other purposes, and none of the Trustee, any Agent or the Company shall be affected by notice to the contrary.

(g)    The Trustee will authenticate Global Notes and Definitive Notes in accordance with the provisions of Section 2.04 of the Original Indenture.
(h)    All certifications, certificates and Opinions of Counsel required to be submitted to the Registrar pursuant to Article III to effect a registration of transfer or exchange may be submitted by facsimile.
(i)    Each Holder of Senior Notes agrees to indemnify the Company and the Trustee against any liability that may result from the transfer, exchange or assignment of such Holder’s Senior Note in violation of any provision of the Original Indenture and/or applicable United States federal or state securities law. The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Senior Note other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.
SECTION 3.09.    Shelf Registration Statement.
After a transfer of any Senior Note pursuant to and during the period of the effectiveness of a Shelf Registration Statement with respect to such Senior Note, all requirements pertaining to legends on such Senior Note will cease to apply and the requirements that any such Senior Note be issued in global form will continue to apply.
SECTION 3.10.    Exchange Offer.
Upon the occurrence of the Exchange Offer in accordance with the Registration Rights Agreement, the Company will issue, under the Indenture and, upon receipt of an authentication order in accordance with the Indenture, the Trustee will authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the principal amount of the beneficial interests in the Restricted Global Notes accepted for exchange in the Exchange Offer by each Person that certifies in the applicable letter of transmittal (A) that any Exchange Securities to be received by it will be acquired in the ordinary course of its business, (B) that at the time of the commencement of the Exchange Offer, it has no arrangement or understanding with any person to participate in the distribution (within the meaning of Securities Act) of any Exchange Securities in violation of the Securities Act, (C) that it is not an “affiliate” (as defined in Rule 405 promulgated under Securities Act) of the Company, (D) if such Person is not a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of any Exchange Securities and (E) if such Person is a broker-dealer that will receive Exchange Securities for its own account in exchange for Senior Notes that were acquired as a result of market-making or other trading activities, that it will deliver a prospectus in connection with any resale of such Exchange Securities. Following the consummation of the Exchange Offer, the Exchange Securities will be treated as the same Series as the original Senior Notes. Concurrently with the issuance of such Exchange Securities, the Trustee will cause the aggregate principal amount of the Restricted Global Notes to be reduced accordingly.
ARTICLE IV
LEGAL DEFEASANCE, COVENANT DEFEASANCE AND SATISFACTION AND DISCHARGE
SECTION 4.01.    Legal Defeasance, Covenant Defeasance and Satisfaction and Discharge. Article VIII of the Original Indenture shall be applicable to the Senior Notes. The Company may defease the covenant contained in Section 5.01 hereof under the provisions of Section 8.03 of the Original Indenture.

ARTICLE V
OFFER TO PURCHASE UPON CHANGE OF CONTROL
SECTION 5.01.    Offer to Purchase upon Change of Control.
(a)    If a Change of Control Triggering Event occurs, unless the Company has exercised any right to redeem the Senior Notes, each Holder thereof will have the right to require that the Company repurchase all or a portion (in excess of $2,000 in integral multiples of $1,000) of such Holder’s Senior Notes pursuant to an offer by the Company (a “Change of Control Offer”) at a repurchase price in cash equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest, if any, on the Senior Notes repurchased, but not including, to the date of repurchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event, or at the Company’s option, prior to any Change of Control but after the public announcement of the pending Change of Control, the Company will mail a notice to each such Holder, with a copy to the Trustee, which terms will govern the terms of the Change of Control Offer. Such notice shall state, among other things:
(i)    that the Change of Control Offer is being made pursuant to this Section 5.01 and that all Senior Notes tendered will be accepted for payment;
(ii)    that a Change of Control Triggering Event has occurred and that such Holder has the right to require the Company to repurchase all or a portion of such Holder’s Senior Notes at the Change of Control Payment;
(iii)    the circumstances and relevant facts regarding such Change of Control Triggering Event;
(iv)    the repurchase date, which shall be no earlier than 30 days and no later than 60 days from the date such notice is mailed, other than as may be required by law (the “Change of Control Payment Date”);
(v)    the instructions, as determined by the Company, consistent with this Section 5.01;
(vi)    that any Senior Note not tendered will continue to accrue interest;
(vii)    that, unless the Company defaults in the payment of the Change of Control Payment, all Senior Notes accepted for payment pursuant to the Change of Control Offer will cease to accrue interest after the Change of Control Payment Date;
(viii)    that Holders electing to have any Senior Notes purchased pursuant to a Change of Control Offer will be required to surrender the Senior Notes, with the form entitled “Option of Holder to Elect Purchase” attached to the Senior Notes completed, to the Paying Agent at the address specified in the notice prior to the close of business on the third Business Day preceding the Change of Control Payment Date;
(ix)    that each Holder will be entitled to withdraw its election if the Paying Agent receives, not later than the close of business on the second Business Day preceding the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Senior Notes delivered for purchase, and a statement that such Holder is withdrawing his election to have the Senior Notes purchased; and
(x)    that Holders whose Notes are being purchased only in part will be issued new Senior Notes equal in principal amount to the unpurchased portion of the Senior Notes surrendered, which unpurchased portion must be equal to $2,000 in principal amount or an integral multiple of $1,000 in excess thereof.

The Company will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Senior Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the provisions of this Section 5.01, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under this Section 5.01 by virtue of such compliance.
(b)    On the Change of Control Payment Date, the Company will, to the extent lawful:
(i)    accept for payment all Senior Notes or portions thereof properly tendered pursuant to the Change of Control Offer;
(ii)    deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Senior Notes or portions of Senior Notes properly tendered; and
(iii)    deliver or cause to be delivered to the Trustee the Senior Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Senior Notes or portions of Senior Notes being purchased by the Company.
The Paying Agent will promptly deliver to each Holder of Senior Notes properly tendered the Change of Control Payment for such Senior Notes, and the Trustee will promptly authenticate and cause to be transferred by book entry or otherwise deliver to each such Holder a new Senior Note equal in principal amount to any unpurchased portion of the Senior Notes surrendered, if any; provided that each new Senior Note will be in a principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.
The Company will publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.
(c)    A Change of Control Offer may be made in advance of a Change of Control, conditional upon such Change of Control, if a definitive agreement is in place for the Change of Control at the time of making of the Change of Control Offer. The Change of Control Offer, if mailed prior to the date of consummation of the Change of Control, will state that the offer is conditioned on the Change of Control being consummated on or prior to the Change of Control Payment Date.
(d)    Notwithstanding anything to the contrary in this Section 5.01, the Company will not be required to make a Change of Control Offer upon a Change of Control Triggering Event if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in this Section 5.01 and purchases all Senior Notes properly tendered and not withdrawn under such Change of Control Offer.
ARTICLE VI
MISCELLANEOUS
SECTION 6.01.    Ratification of Original Indenture; Supplemental Indentures Part of Original Indenture. Except as expressly amended hereby, the Original Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This First Supplemental Indenture shall form a part of the Original Indenture for all purposes, and every Holder of the Senior Notes heretofore or hereafter authenticated and delivered shall be bound hereby.
SECTION 6.02.    Concerning the Trustee. The recitals contained herein and in the Senior Notes, except with respect to the Trustee’s certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this First Supplemental Indenture or of the Senior Notes.

SECTION 6.03.    Counterparts. This First Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this First Supplemental Indenture or any document to be signed in connection with this First Supplemental Indenture, including by the Trustee, shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means. This Agreement shall be valid, binding, and enforceable against a party only when executed and delivered by an authorized individual on behalf of the party by means of (i) any electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including relevant provisions of the Uniform Commercial Code (collectively, “Signature Law”); (ii) an original manual signature; or (iii) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute one and the same instrument. For avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the Uniform Commercial Code or other Signature Law due to the character or intended character of the writings.
SECTION 6.04.    Governing Law. THIS INDENTURE AND EACH SENIOR NOTE CREATED HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this First Supplemental Indenture to be duly executed by their respective officers thereunto duly authorized as of the date first above written.

UL SOLUTIONS INC.

by:	/s/ Ryan D. Robinson
Name: Ryan Robinson
Title: EVP & CFO

UL LLC,
as Guarantor,

by:	/s/ Ryan D. Robinson
Name: Ryan Robinson
Title: EVP & CFO

COMPUTERSHARE TRUST COMPANY, N.A.,
as Trustee,

by:
Name:
Title:
[Signature Page to First Supplemental Indenture]

IN WITNESS WHEREOF, the parties have caused this First Supplemental Indenture to be duly executed by their respective officers thereunto duly authorized as of the date first above written.
COMPUTERSHARE TRUST COMPANY, N.A., as Trustee

By:	/s/ Corey J. Dahlstrand
Name:	Corey J. Dahlstrand
Title:	Vice President
[Signature Page to First Supplemental Indenture]

EXHIBITA-1
[Face of Note]
CUSIP/ISIN [ ]
6.500% Senior Notes due 2028

No. [ ]	$[ ]
UL SOLUTIONS INC. promises to pay to [ ] or registered assigns, the principal sum of [ ] (United States) Dollars on October 20, 2028 or such greater or lesser amount as may be indicated in Schedule A hereto.
Interest Payment Dates: October 20 and April 20
Record Dates: Each October 5 and April 5 immediately preceding the relevant Interest Payment Date (whether or not a Business Day)
Additional provisions of this Senior Note are set forth on the other side of this Senior Note.
A-1-1

IN WITNESS WHEREOF, the parties have caused this instrument to be duly executed.

UL SOLUTIONS INC.

By:
Name:
Title
A-1-2

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

Dated:

COMPUTERSHARE TRUST COMPANY, N.A., as Trustee,

By:
Authorized Signatory
A-1-3

[Reverse of Note]
6.500% Senior Notes due 2028
[Insert the Global Note Legend, if applicable pursuant to the provisions of the Indenture]
[Insert the Private Placement Legend, if applicable pursuant to the provisions of the Indenture]
Capitalized terms used herein have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.
A-1-4

1.    Indenture
This Senior Note is one of a duly authorized issue of Senior Notes of the Company, designated as its 6.500% Senior Notes Due 2028 (herein called the “Senior Notes,” which expression includes any further notes issued pursuant to Section 2.04 of the First Supplemental Indenture (as hereinafter defined) and forming a single series therewith), issued and to be issued under an indenture, dated as of October 20, 2023 (herein called the “Original Indenture”), as supplemented by a supplemental indenture, dated as of October 20, 2023 (the “First Supplemental Indenture,” and together with the Original Indenture, the “Indenture”), among UL SOLUTIONS INC., a Delaware corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the “Company”), UL LLC, a Delaware limited liability company, as guarantor and COMPUTERSHARE TRUST COMPANY, N.A., a national banking association organized under the laws of the United States, as trustee (the “Trustee”). Reference is hereby made to the Indenture, and all indentures supplemental thereto relevant to the Senior Notes, for a complete description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Senior Notes. Capitalized terms used but not defined in this Senior Note shall have the meanings ascribed to them in the Indenture.
The Indenture imposes certain limitations on the ability of the Company and its Restricted Subsidiaries to create or incur Liens and to enter into Sale and Leaseback Transactions. The Indenture also imposes certain limitations on the ability of the Company to merge, consolidate or amalgamate with or into any other person (other than a merger of a wholly owned subsidiary into the Company) or sell, transfer, assign, lease, convey or otherwise dispose of all or substantially all of the property of the Company in any one transaction or series of related transactions.
Each Senior Note is subject to, and qualified by, all such terms as set forth in the Indenture certain of which are summarized herein and each Holder of a Senior Note is referred to the corresponding provisions of the Indenture for a complete statement of such terms. To the extent that there is any inconsistency between the summary provisions set forth in the Senior Notes and the Indenture, the provisions of the Indenture shall govern.
2.    Interest
The Company promises to pay interest on the principal amount of this Senior Note at the rate of 6.500% per annum. The Company will pay interest semiannually on April 20 and October 20 of each year, commencing on April 20, 2024. Interest on the Senior Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from October 20, 2023. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.
3.    Paying Agent, Registrar and Service Agent
Initially the Trustee will act as paying agent, registrar and service agent; provided, however, that such appointment shall exclude the appointment of the Trustee or any office of the Trustee as an agent to receive service of legal process on the Company, which shall instead be served at the address of the Company as set forth in Section 10.02 of the Original Indenture. The Company may appoint and change any paying agent, registrar or co-registrar and service agent without notice. The Company or any of its Subsidiaries may act as paying agent, registrar, co-registrar or service agent.
4.    Defaults and Remedies; Waiver
If an Event of Default (other than an Event of Default described in clauses (6) and (7) of Section 6.01 of the Indenture) with respect to the Senior Notes shall occur and be continuing, either the Trustee or the Holders of at least 25% in aggregate principal amount of the Senior Notes then outstanding by notice as provided in the Indenture may declare the principal amount of the Senior Notes to be due and payable immediately. If an Event of Default described in clauses (6) and (7) of Section 6.01 of the Indenture occurs, the principal amount of all Senior Notes will automatically, and without any action by the Trustee or any Holder, become immediately due and payable. After any such declaration of acceleration, but before a judgment or decree based on such declaration of acceleration, the Holders of a majority in aggregate principal amount of the Senior Notes then outstanding may, under certain circumstances, rescind and annul such declaration of acceleration if all Events of Default, other than the non-

Schedule A
payment of accelerated principal (or other specified amount), have been cured or waived as provided in the Indenture.
Subject to the provisions of the Indenture relating to the duties of the Trustee in case an Event of Default shall occur and be continuing, the Trustee will be under no obligation to exercise any of its rights or powers under the Indenture at the request or direction of any of the Holders, unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to the Trustee. Subject to such provisions for the indemnification of the Trustee and applicable law, the Holders of a majority in aggregate principal amount of Senior Notes then outstanding will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Senior Notes. Except to enforce payment of the principal of or any premium or interest on a Senior Note on or after the applicable due date specified in such Senior Note, no Holder of a Senior Note will have any right to pursue any remedy with respect to the Indenture or the Senior Notes, unless (i) such Holder has previously given to the Trustee written notice of a continuing Event of Default with respect to the Senior Notes; (ii) the Holders of at least 25% in aggregate principal amount of the Senior Notes then outstanding have made written request, and such Holder or Holders have offered indemnity reasonably satisfactory to the Trustee to institute such proceeding; and (iii) the Trustee has failed to institute such proceeding, and has not received from the Holders of a majority in aggregate principal amount of the Senior Notes then outstanding a direction inconsistent with such request, within 60 days after such notice, request and offer.
5.    Amendment
Modifications and amendments of the Indenture may be made by the Company and the Trustee without notice to any Holder but with the written consent of the Holders of at least a majority in aggregate principal amount of each affected Senior Note then outstanding (including consents obtained in connection with a tender offer or exchange offer for such Senior Notes); provided, however, that no such modification or amendment may, without the consent of the Holder of each Senior Note affected thereby, (i) reduce the principal amount of any Senior Notes whose Holders must consent to an amendment, supplement or waiver; (ii) reduce the rate of or extend the time for payment of interest, including default interest, on any Senior Note; (iii) reduce the principal of or change the Stated Maturity of any Senior Note or alter or waive any of the provisions with respect to the redemption of the Senior Notes; (iv) reduce the amount payable upon the redemption of any Senior Note or change the time of any mandatory redemption or, in respect of an optional redemption, the times at which any Senior Note may be redeemed (excluding, for the avoidance of doubt, the number of days before a redemption date that a notice of redemption may be delivered to the holders) or once notice of redemption has been given to the holders, the time at which it must thereupon be redeemed; (v) make any Senior Note payable in money other than that stated in the Senior Note; (vi) waive a Default or Event of Default in the payment of principal of or premium, if any, or interest on the Senior Notes (except a rescission of acceleration of the Senior Notes by the Holders of at least a majority in aggregate principal amount of then outstanding Senior Notes and a waiver of the payment default that resulted from such acceleration); (vii) make any change in the provisions of the Indenture relating to waivers of past Defaults or the rights of Holders to receive payments of principal of, or premium, if any, or interest on the Senior Notes; (viii) waive a redemption payment with respect to any Senior Note; or (ix) make any change in the sections of the Original Indenture captioned “Waiver of Past Defaults” and “Rights of Holders to Receive Payment” or in the provisions described in this sentence.
The Holders of Senior Notes, through the written consent of a majority in principal amount of the Senior Notes then outstanding, may waive compliance by the Company with certain covenants of the Indenture with respect to such Senior Notes. The Holders of Senior Notes, through the written consent of a majority in principal amount of the Senior Notes then outstanding, may waive any past default under the Indenture with respect to such Senior Notes, except (i) a default in the payment of principal, premium or interest; (ii) a default arising from the failure to redeem or purchase any such Senior Notes when required pursuant to the terms of the Indenture; and (iii) certain covenants and provisions of the indenture which cannot be amended without the consent of the Holder of each outstanding Senior Note.
With respect to the Senior Notes, notwithstanding the preceding paragraphs, without the consent of any Holder of such Senior Notes, the Company and the Trustee may amend or supplement the Indenture or the Senior Notes (i) to cure any ambiguity, defect, omission or inconsistency; (ii) to provide for uncertificated Senior Notes in addition to
A-1-6

Schedule A
or in place of certificated Senior Notes; (iii) to provide for the assumption of the Company’s obligations to Holders of such Senior Notes in the case of a merger or consolidation or sale of all or substantially all of the Company’s assets; (iv) to make any change that would provide any additional rights or benefits to the Holders of such Senior Notes or that does not adversely affect the legal rights under the Indenture of any such Holder; (v) to comply with requirements of the SEC in order to effect or maintain the qualification of the indenture under the Trust Indenture Act of 1939, as amended; (vi) to provide for the issuance of additional Notes in accordance with the limitations set forth in the Indenture; (vii) to appoint a successor Trustee with respect to the Senior Notes, (viii) to add or change any of the provisions of the Indenture necessary to provide for the administration of the trusts in the Indenture by more than one Trustee; or (ix) to conform the text of the Indenture or the Senior Notes to any provision of the section “Description of the Notes” in the Offering Memorandum relating to the initial offering of the Senior Notes that is intended to be a verbatim recitation of the terms of the Senior Notes.
6.    Change of Control
If a Change of Control Triggering Event occurs, and the Company has not previously exercised its option to redeem the Senior Notes, each Holder will have the right to require that the Company repurchase all or a portion (in excess of $2,000 in integral multiples of $1,000) of such Holder’s Senior Notes pursuant to a Change of Control Offer at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to, but not including, the date of repurchase (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date).
7.    Obligations Absolute
No reference herein to the Indenture and no provision of this Senior Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Senior Note at the place, at the respective times, at the rate and in the coin or currency herein prescribed.
8.    Sinking Fund
The Senior Notes shall not be redeemable at the option of any Holder thereof, upon the occurrence of any particular circumstances or otherwise. The Senior Notes will not have the benefit of any sinking fund.
9.    Denominations; Transfer; Exchange
The Senior Notes are issuable in registered form without coupons in denominations of $2,000 principal amount and any integral multiple of $1,000 in excess thereof. When Senior Notes are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal principal amount of Senior Notes, the Registrar shall register the transfer or make the exchange in the manner and subject to the limitations provided in the Indenture, without payment of any service charge but with payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Sections 3.06 and 9.04 of the Original Indenture and Section 5.01 of the First Supplemental Indenture).
Neither the Company nor the Registrar shall be required: (a) to issue, register the transfer of or to exchange any Senior Notes during a period beginning at the opening of business 15 days before the day of any selection of Senior Notes for redemption under Section 3.02 of the Original Indenture and ending at the close of business on the day of selection; (b) to register the transfer of or to exchange any Senior Note selected for redemption in whole or in part, except the unredeemed portion of any Senior Note being redeemed in part; or (c) to register the transfer of or to exchange a Senior Note between a Record Date and the next succeeding Interest Payment Date.
10.    Further Issues
The Company may from time to time, without the consent of the Holders of the Senior Notes and in accordance with the Indenture, create and issue further notes having the same terms and conditions as the Senior Notes in all respects
A-1-7

Schedule A
(except for the issue date, price to public, the initial Interest Payment Date (if applicable) and the payment of interest accruing prior to the issue date of the additional notes) so as to form a single series with the Senior Notes. If any additional notes are not fungible with the Senior Notes for U.S. federal income tax purposes, the additional notes will have separate CUSIP and ISIN numbers.
11.    Optional Redemption
The Senior Notes will be redeemable, in whole or in part, at the option of the Company, at any time and from time to time prior to the Par Call Date, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Senior Notes matured on the Par Call Date) on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 30 basis points less (b) interest accrued to the date of redemption, and (2) 100% of the principal amount of the Senior Notes to be redeemed, plus, in each case of clauses (1) and (2) above, accrued and unpaid interest thereon to the redemption date. The Senior Notes will be redeemable, in whole or in part, at the option of the Company, at any time and from time to time on or after the Par Call Date, at a Redemption Price equal to 100% of the principal amount of the Senior Notes being redeemed, plus accrued and unpaid interest thereon to the redemption date.
12.    Persons Deemed Owners
The ownership of Senior Notes shall be proved by the register maintained by the Registrar.
13.    No Recourse Against Others
No director, officer, employee, incorporator or stockholder of the Company or the Guarantor, as such, will have any liability for any obligations of the Company or the Guarantor under the Senior Notes, the Indenture, or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Senior Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Senior Notes.
14.    Discharge and Defeasance
Subject to certain conditions set forth in the Indenture, the Company at any time may terminate some or all of its obligations under the Senior Notes and the Indenture if the Company deposits with the Trustee money and/or noncallable Government Securities for the payment of principal of, premium, if any, and interest on the Senior Notes to redemption or maturity, as the case may be.
15.    Unclaimed Money
Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on any Senior Note and remaining unclaimed for two years after such principal, and premium, if any, or interest has become due and payable shall be paid to the Company on its request or, if then held by the Company, shall be discharged from such trust. Thereafter the Holder of such Senior Note shall look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in the New York Times and The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining will be repaid to the Company.
A-1-8

Schedule A
16.    Trustee Dealings with the Company
Subject to certain limitations imposed by the Trust Indenture Act, the Trustee in its individual or any other capacity may become the owner or pledgee of Senior Notes and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee. Any Paying Agent, Registrar or co-paying agent may do the same with like rights.
17.    Abbreviations
Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).
18.    CUSIP Numbers
Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Senior Notes and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Senior Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.
19.    Governing Law
THE INDENTURE AND THIS SENIOR NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.
20.    Guarantee
This Senior Note will be entitled to the benefits of a Guarantee made for the benefit of the Holders. Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, Guarantee release provisions, duties and obligations thereunder of the Guarantor, the Trustee and the Holders.
The Company will furnish to any Holder of Senior Notes upon written request and without charge to the Holder a copy of the Indenture.
A-1-9

Schedule A
ASSIGNMENT FORM
For value received hereby sell(s), assign(s) and transfer(s) unto (please insert social security or other identifying number of assignee) the within Senior Note, and hereby irrevocably constitutes and appoints attorney to transfer the said Note on the books of the Company, with full power of substitution in the premises.
In connection with any transfer of the within Senior Note occurring prior to the second anniversary of the date of original issuance of such Senior Note, the undersigned confirms that such Senior Note is being transferred:
(1)    ☐    To UL SOLUTIONS INC.; or
(2)    ☐    So long as this Senior Note is eligible for resale pursuant to Rule 144A under the Securities Act, to a person whom the seller reasonably believes is a Qualified Institutional Buyer within the meaning of Rule 144A, purchasing for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the resale, pledge or other transfer is being made in reliance on Rule 144A; or
(3)    ☐    In an offshore transaction in accordance with Regulation S under the Securities Act; or
(4)    ☐    Pursuant to any exemption from registration under the Securities Act.
Unless one of the boxes above is checked, the Trustee will refuse to register any of the within Senior Notes in the name of any person other than the registered Holder thereof (or hereof); provided, however, that the Trustee may, in its sole discretion, register the transfer of such Senior Notes if it has received such certifications, legal opinions and/or other information as the Company has required to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended.
In addition, if box (3) or (4) above is checked, the Holder must furnish to the Trustee certifications, legal opinions or other information as it or the Company may require to confirm that such transfer is being made pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended.

Dated:

Signature(s)
A-1-10

Schedule A
Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.

Signature Guarantee
TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED.
The undersigned represents and warrants that it is purchasing this Senior Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A of the Securities Act of 1933, as amended, and is aware that the sale is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Signature Guarantee

Dated:
A-1-11

Schedule A
OPTION OF HOLDER TO ELECT PURCHASE
If you want to elect to have this Senior Note purchased by the Company pursuant to Section 5.01 of the First
Supplemental Indenture, check the box: □
If you want to elect to have only part of the Senior Note purchased by the Company pursuant to Section 5.01 of the First Supplemental Indenture, state the amount you elect to have purchased:
$

Date:

Your Signature:
(sign exactly as your name appears on the face of this Senior Note)
Tax Identification No.:
Signature Guarantee*:
*    Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).
A-1-12

Schedule A
SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE*
The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease or increase	Signature of authorized officer of Trustee or Custodian
* This schedule should be included only if the Senior Note is issued in Global Form.
A-1-13

EXHIBITA-2
[Face of Regulations S Temporary Global Note]
CUSIP/ISIN [ ]
6.500% Senior Notes due 2028

No. [ ]	$[ ]
UL SOLUTIONS INC. promises to pay to [ ] or registered assigns, the principal sum of [ ] (United States) Dollars on October 20, 2028 or such greater or lesser amount as may be indicated in Schedule A hereto.
Interest Payment Dates: October 20 and April 20
Record Dates: Each October 5 and April 5 immediately preceding the relevant Interest Payment Date (whether or not a Business Day)
Additional provisions of this Senior Note are set forth on the other side of this Senior Note.
A-2-1

IN WITNESS WHEREOF, the parties have caused this instrument to be duly executed.

UL SOLUTIONS INC.

By:
Name:
Title
A-2-2

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

Dated:

COMPUTERSHARE TRUST COMPANY, N.A., as Trustee,

By:
Authorized Signatory
A-2-3

[Reverse of Regulation S Temporary Global Note]
6.500% Senior Notes due 2028
[Insert the Global Note Legend, if applicable pursuant to the provisions of the Indenture]
[Insert the Private Placement Legend, if applicable pursuant to the provisions of the Indenture]
[Insert the Regulation S Temporary Global Note Legend, if applicable pursuant to the provisions of the Indenture]
Capitalized terms used herein have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.
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1.Indenture
This Senior Note is one of a duly authorized issue of Senior Notes of the Company, designated as its 6.500% Senior Notes Due 2028 (herein called the “Senior Notes,” which expression includes any further notes issued pursuant to Section 2.04 of the First Supplemental Indenture (as hereinafter defined) and forming a single series therewith), issued and to be issued under an indenture, dated as of October 20, 2023 (herein called the “Original Indenture”), as supplemented by a supplemental indenture, dated as of October 20, 2023 (the “First Supplemental Indenture,” and together with the Original Indenture, the “Indenture”), among UL SOLUTIONS INC., a Delaware corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the “Company”), UL LLC, a Delaware limited liability company, as guarantor and COMPUTERSHARE TRUST COMPANY, N.A., a national banking association organized under the laws of the United States, as trustee (the “Trustee”). Reference is hereby made to the Indenture, and all indentures supplemental thereto relevant to the Senior Notes, for a complete description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Senior Notes. Capitalized terms used but not defined in this Senior Note shall have the meanings ascribed to them in the Indenture.
The Indenture imposes certain limitations on the ability of the Company and its Restricted Subsidiaries to create or incur Liens and to enter into Sale and Leaseback Transactions. The Indenture also imposes certain limitations on the ability of the Company to merge, consolidate or amalgamate with or into any other person (other than a merger of a wholly owned subsidiary into the Company) or sell, transfer, assign, lease, convey or otherwise dispose of all or substantially all of the property of the Company in any one transaction or series of related transactions.
Each Senior Note is subject to, and qualified by, all such terms as set forth in the Indenture certain of which are summarized herein and each Holder of a Senior Note is referred to the corresponding provisions of the Indenture for a complete statement of such terms. To the extent that there is any inconsistency between the summary provisions set forth in the Senior Notes and the Indenture, the provisions of the Indenture shall govern.
2.Interest
The Company promises to pay interest on the principal amount of this Senior Note at the rate of 6.500% per annum. The Company will pay interest semiannually on April 20 and October 20 of each year, commencing on April 20, 2024. Interest on the Senior Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from October 20, 2023. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.
3.Paying Agent, Registrar and Service Agent
Initially the Trustee will act as paying agent, registrar and service agent; provided, however, that such appointment shall exclude the appointment of the Trustee or any office of the Trustee as an agent to receive service of legal process on the Company, which shall instead be served at the address of the Company as set forth in Section 10.02 of the Original Indenture. The Company may appoint and change any paying agent, registrar or co-registrar and service agent without notice. The Company or any of its Subsidiaries may act as paying agent, registrar, co-registrar or service agent.
4.Defaults and Remedies; Waiver
If an Event of Default (other than an Event of Default described in clauses (6) and (7) of Section 6.01 of the Indenture) with respect to the Senior Notes shall occur and be continuing, either the Trustee or the Holders of at least 25% in aggregate principal amount of the Senior Notes then outstanding by notice as provided in the Indenture may declare the principal amount of the Senior Notes to be due and payable immediately. If an Event of Default described in clauses (6) and (7) of Section 6.01 of the Indenture occurs, the principal amount of all Senior Notes will automatically, and without any action by the Trustee or any Holder, become immediately due and payable. After any such declaration of acceleration, but before a judgment or decree based on such declaration of acceleration, the
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Holders of a majority in aggregate principal amount of the Senior Notes then outstanding may, under certain circumstances, rescind and annul such declaration of acceleration if all Events of Default, other than the non-payment of accelerated principal (or other specified amount), have been cured or waived as provided in the Indenture.
Subject to the provisions of the Indenture relating to the duties of the Trustee in case an Event of Default shall occur and be continuing, the Trustee will be under no obligation to exercise any of its rights or powers under the Indenture at the request or direction of any of the Holders, unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to the Trustee. Subject to such provisions for the indemnification of the Trustee and applicable law, the Holders of a majority in aggregate principal amount of Senior Notes then outstanding will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Senior Notes. Except to enforce payment of the principal of or any premium or interest on a Senior Note on or after the applicable due date specified in such Senior Note, no Holder of a Senior Note will have any right to pursue any remedy with respect to the Indenture or the Senior Notes, unless (i) such Holder has previously given to the Trustee written notice of a continuing Event of Default with respect to the Senior Notes; (ii) the Holders of at least 25% in aggregate principal amount of the Senior Notes then outstanding have made written request, and such Holder or Holders have offered indemnity reasonably satisfactory to the Trustee to institute such proceeding; and (iii) the Trustee has failed to institute such proceeding, and has not received from the Holders of a majority in aggregate principal amount of the Senior Notes then outstanding a direction inconsistent with such request, within 60 days after such notice, request and offer.
5.Amendment
Modifications and amendments of the Indenture may be made by the Company and the Trustee without notice to any Holder but with the written consent of the Holders of at least a majority in aggregate principal amount of each affected Senior Note then outstanding (including consents obtained in connection with a tender offer or exchange offer for such Senior Notes); provided, however, that no such modification or amendment may, without the consent of the Holder of each Senior Note affected thereby, (i) reduce the principal amount of any Senior Notes whose Holders must consent to an amendment, supplement or waiver; (ii) reduce the rate of or extend the time for payment of interest, including default interest, on any Senior Note; (iii) reduce the principal of or change the Stated Maturity of any Senior Note or alter or waive any of the provisions with respect to the redemption of the Senior Notes; (iv) reduce the amount payable upon the redemption of any Senior Note or change the time of any mandatory redemption or, in respect of an optional redemption, the times at which any Senior Note may be redeemed (excluding, for the avoidance of doubt, the number of days before a redemption date that a notice of redemption may be delivered to the holders) or once notice of redemption has been given to the holders, the time at which it must thereupon be redeemed; (v) make any Senior Note payable in money other than that stated in the Senior Note; (vi) waive a Default or Event of Default in the payment of principal of or premium, if any, or interest on the Senior Notes (except a rescission of acceleration of the Senior Notes by the Holders of at least a majority in aggregate principal amount of then outstanding Senior Notes and a waiver of the payment default that resulted from such acceleration); (vii) make any change in the provisions of the Indenture relating to waivers of past Defaults or the rights of Holders to receive payments of principal of, or premium, if any, or interest on the Senior Notes; (viii) waive a redemption payment with respect to any Senior Note; or (ix) make any change in the sections of the Original Indenture captioned “Waiver of Past Defaults” and “Rights of Holders to Receive Payment” or in the provisions described in this sentence.
The Holders of Senior Notes, through the written consent of a majority in principal amount of the Senior Notes then outstanding, may waive compliance by the Company with certain covenants of the Indenture with respect to such Senior Notes. The Holders of Senior Notes, through the written consent of a majority in principal amount of the Senior Notes then outstanding, may waive any past default under the Indenture with respect to such Senior Notes, except (i) a default in the payment of principal, premium or interest; (ii) a default arising from the failure to redeem or purchase any such Senior Notes when required pursuant to the terms of the Indenture; and (iii) certain covenants and provisions of the indenture which cannot be amended without the consent of the Holder of each outstanding Senior Note.
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With respect to the Senior Notes, notwithstanding the preceding paragraphs, without the consent of any Holder of such Senior Notes, the Company and the Trustee may amend or supplement the Indenture or the Senior Notes (i) to cure any ambiguity, defect, omission or inconsistency; (ii) to provide for uncertificated Senior Notes in addition to or in place of certificated Senior Notes; (iii) to provide for the assumption of the Company’s obligations to Holders of such Senior Notes in the case of a merger or consolidation or sale of all or substantially all of the Company’s assets; (iv) to make any change that would provide any additional rights or benefits to the Holders of such Senior Notes or that does not adversely affect the legal rights under the Indenture of any such Holder; (v) to comply with requirements of the SEC in order to effect or maintain the qualification of the indenture under the Trust Indenture Act of 1939, as amended; (vi) to provide for the issuance of additional Notes in accordance with the limitations set forth in the Indenture; (vii) to appoint a successor Trustee with respect to the Senior Notes, (viii) to add or change any of the provisions of the Indenture necessary to provide for the administration of the trusts in the Indenture by more than one Trustee; or (ix) to conform the text of the Indenture or the Senior Notes to any provision of the section “Description of the Notes” in the Offering Memorandum relating to the initial offering of the Senior Notes that is intended to be a verbatim recitation of the terms of the Senior Notes.
6.Change of Control
If a Change of Control Triggering Event occurs, and the Company has not previously exercised its option to redeem the Senior Notes, each Holder will have the right to require that the Company repurchase all or a portion (in excess of $2,000 in integral multiples of $1,000) of such Holder’s Senior Notes pursuant to a Change of Control Offer at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to, but not including, the date of repurchase (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date).
7.Obligations Absolute
No reference herein to the Indenture and no provision of this Senior Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Senior Note at the place, at the respective times, at the rate and in the coin or currency herein prescribed.
8.Sinking Fund
The Senior Notes shall not be redeemable at the option of any Holder thereof, upon the occurrence of any particular circumstances or otherwise. The Senior Notes will not have the benefit of any sinking fund.
9.Denominations; Transfer; Exchange
The Senior Notes are issuable in registered form without coupons in denominations of $2,000 principal amount and any integral multiple of $1,000 in excess thereof. When Senior Notes are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal principal amount of Senior Notes, the Registrar shall register the transfer or make the exchange in the manner and subject to the limitations provided in the Indenture, without payment of any service charge but with payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Sections 3.06 and 9.04 of the Original Indenture and Section 5.01 of the First Supplemental Indenture).
Neither the Company nor the Registrar shall be required: (a) to issue, register the transfer of or to exchange any Senior Notes during a period beginning at the opening of business 15 days before the day of any selection of Senior Notes for redemption under Section 3.02 of the Original Indenture and ending at the close of business on the day of selection; (b) to register the transfer of or to exchange any Senior Note selected for redemption in whole or in part, except the unredeemed portion of any Senior Note being redeemed in part; or (c) to register the transfer of or to exchange a Senior Note between a Record Date and the next succeeding Interest Payment Date.
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10.Further Issues
The Company may from time to time, without the consent of the Holders of the Senior Notes and in accordance with the Indenture, create and issue further notes having the same terms and conditions as the Senior Notes in all respects (except for the issue date, price to public, the initial Interest Payment Date (if applicable) and the payment of interest accruing prior to the issue date of the additional notes) so as to form a single series with the Senior Notes. If any additional notes are not fungible with the Senior Notes for U.S. federal income tax purposes, the additional notes will have separate CUSIP and ISIN numbers.
11.Optional Redemption
The Senior Notes will be redeemable, in whole or in part, at the option of the Company, at any time and from time to time prior to the Par Call Date, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Senior Notes matured on the Par Call Date) on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 30 basis points less (b) interest accrued to the date of redemption, and (2) 100% of the principal amount of the Senior Notes to be redeemed, plus, in each case of clauses (1) and (2) above, accrued and unpaid interest thereon to the redemption date. The Senior Notes will be redeemable, in whole or in part, at the option of the Company, at any time and from time to time on or after the Par Call Date, at a Redemption Price equal to 100% of the principal amount of the Senior Notes being redeemed, plus accrued and unpaid interest thereon to the redemption date.
12.Persons Deemed Owners
The ownership of Senior Notes shall be proved by the register maintained by the Registrar.
13.No Recourse Against Others
No director, officer, employee, incorporator or stockholder of the Company or the Guarantor, as such, will have any liability for any obligations of the Company or the Guarantor under the Senior Notes, the Indenture, or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Senior Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Senior Notes.
14.Discharge and Defeasance
Subject to certain conditions set forth in the Indenture, the Company at any time may terminate some or all of its obligations under the Senior Notes and the Indenture if the Company deposits with the Trustee money and/or noncallable Government Securities for the payment of principal of, premium, if any, and interest on the Senior Notes to redemption or maturity, as the case may be.
15.Unclaimed Money
Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on any Senior Note and remaining unclaimed for two years after such principal, and premium, if any, or interest has become due and payable shall be paid to the Company on its request or, if then held by the Company, shall be discharged from such trust. Thereafter the Holder of such Senior Note shall look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in the New York Times and The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining will be repaid to the Company.
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16.Trustee Dealings with the Company
Subject to certain limitations imposed by the Trust Indenture Act, the Trustee in its individual or any other capacity may become the owner or pledgee of Senior Notes and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee. Any Paying Agent, Registrar or co-paying agent may do the same with like rights.
17.Abbreviations
Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).
18.CUSIP Numbers
Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Senior Notes and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Senior Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.
19.Governing Law
THE INDENTURE AND THIS SENIOR NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.
20.Guarantee
This Senior Note will be entitled to the benefits of a Guarantee made for the benefit of the Holders. Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, Guarantee release provisions, duties and obligations thereunder of the Guarantor, the Trustee and the Holders.
The Company will furnish to any Holder of Senior Notes upon written request and without charge to the Holder a copy of the Indenture.
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ASSIGNMENT FORM
For value received hereby sell(s), assign(s) and transfer(s) unto (please insert social security or other identifying number of assignee) the within Senior Note, and hereby irrevocably constitutes and appoints attorney to transfer the said Note on the books of the Company, with full power of substitution in the premises.
In connection with any transfer of the within Senior Note occurring prior to the second anniversary of the date of original issuance of such Senior Note, the undersigned confirms that such Senior Note is being transferred:
(1)    ☐    To UL SOLUTIONS INC.; or
(2)    ☐    So long as this Senior Note is eligible for resale pursuant to Rule 144A under the Securities Act, to a person whom the seller reasonably believes is a Qualified Institutional Buyer within the meaning of Rule 144A, purchasing for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the resale, pledge or other transfer is being made in reliance on Rule 144A; or
(3)    ☐    In an offshore transaction in accordance with Regulation S under the Securities Act; or
(4)    ☐    Pursuant to any exemption from registration under the Securities Act.
Unless one of the boxes above is checked, the Trustee will refuse to register any of the within Senior Notes in the name of any person other than the registered Holder thereof (or hereof); provided, however, that the Trustee may, in its sole discretion, register the transfer of such Senior Notes if it has received such certifications, legal opinions and/or other information as the Company has required to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended.
In addition, if box (3) or (4) above is checked, the Holder must furnish to the Trustee certifications, legal opinions or other information as it or the Company may require to confirm that such transfer is being made pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended.

Dated:

Signature(s)
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Signature(s)Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.

Signature Guarantee
TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED.
The undersigned represents and warrants that it is purchasing this Senior Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A of the Securities Act of 1933, as amended, and is aware that the sale is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Signature Guarantee
Dated:
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OPTION OF HOLDER TO ELECT PURCHASE
If you want to elect to have this Senior Note purchased by the Company pursuant to Section 5.01 of the First Supplemental Indenture, check the box: ☐
If you want to elect to have only part of the Senior Note purchased by the Company pursuant to Section 5.01 of the First Supplemental Indenture, state the amount you elect to have purchased:
$

Date:

Your Signature:
(sign exactly as your name appears on the face of this Senior Note)
Tax Identification No.:
Signature Guarantee*:
*    Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).
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Schedule A
SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE*
The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease or increase	Signature of authorized officer of Trustee or Custodian
* This schedule should be included only if the Senior Note is issued in Global Form.
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EXHIBIT B
FORM OF CERTIFICATE OF TRANSFER
UL SOLUTIONS INC.
333 Pfingsten Road
Northbrook, IL 60062
Attention: Treasurer
COMPUTERSHARE TRUST COMPANY, N.A.
1505 Energy Park Drive
St. Paul, Minnesota 55108
Attention: DAPS Reorg
Phone: 1-800-344-5128
Email: #NACCTDAPSReorg@computershare.com
Re:    UL SOLUTIONS INC. SENIOR NOTES
6.500% Senior Notes due 2028
Reference is hereby made to the Indenture, dated as of October 20, 2023, as amended (the “Indenture”), among UL SOLUTIONS INC., as issuer (the “Company”), UL LLC, as guarantor and COMPUTERSHARE TRUST COMPANY, N.A., as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.
The undersigned (the “Transferor”) owns and proposes to transfer the Senior Note[s] or interest in such Senior Note[s] specified in Annex A hereto, in the principal amount of $ in such Senior Note[s] or interests (the “Transfer”), to (the “Transferee”), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:
[CHECK ALL THAT APPLY]
1.    □ Check if Transferee will take delivery of a beneficial interest in the 144A Global Note or a Restricted Definitive Note pursuant to Rule 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Definitive Note is being transferred to a Person that the Transferor reasonably believed and believes is purchasing the beneficial interest or Definitive Note for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a “qualified institutional buyer” within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the 144A Global Note and/or the Definitive Note and in the Indenture and the Securities Act.
2.    □ Check if Transferee will take delivery of a beneficial interest in the Regulation S Temporary Global Note, the Regulation S Permanent Global Note or a Restricted Definitive Note pursuant to Regulation S. The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a Person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act, (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act and (iv) if the proposed transfer is being made prior to the expiration of the Restricted Period, the transfer is not being made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser). Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on Transfer enumerated in the Private Placement Legend printed on the Regulation S Temporary Global Note, the Regulation S Permanent Global Note and/or the Restricted Definitive Note and in the Indenture and the Securities Act.
3.    □ Check and complete if Transferee will take delivery of a beneficial interest in a Restricted Definitive Note pursuant to any provision of the Securities Act other than Rule 144A or Regulation S. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Notes and Restricted Definitive Notes and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that (check one):
(a)    ☐    such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;
(b)    ☐    such Transfer is being effected to the Company or a Subsidiary thereof; or
(c)    ☐    such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act.
4.    □ Check if Transferee will take delivery of a beneficial interest in an Unrestricted Global Note or of an Unrestricted Definitive Note.
(a)    □ Check if Transfer is pursuant to Rule 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes, on Restricted Definitive Notes and in the Indenture.
(b)    □ Check if Transfer is Pursuant to Regulation S. (i) The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes, on Restricted Definitive Notes and in the Indenture.
(c)    □ Check if Transfer is Pursuant to Other Exemption. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes or Restricted Definitive Notes and in the Indenture.
This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

[Insert Name of Transferor]

By:
Name:
Title:

Dated:

ANNEX A TO CERTIFICATE OF TRANSFER
1.    The Transferor owns and proposes to transfer the following:
[CHECK ONE OF (a) OR (b)]
(a)    ☐ a beneficial interest in the:
(i)    ☐    144A Global Note (CUSIP ), or
(ii)    ☐ Regulation S Global Note (CUSIP ), or
(b)    ☐ a Restricted Definitive Note.
2.    After the Transfer the Transferee will hold:
[CHECK ONE]
(a)    ☐ a beneficial interest in the:
(i)    ☐ 144A Global Note (CUSIP ), or
(ii)    ☐ Regulation S Global Note (CUSIP ), or
(iii)    ☐Unrestricted Global Note (CUSIP ); or
(b)    ☐    a Restricted Definitive Note; or
(c)    ☐ an Unrestricted Definitive Note,
in accordance with the terms of the Indenture.

EXHIBIT C
FORM OF CERTIFICATE OF EXCHANGE
UL SOLUTIONS INC.
333 Pfingsten Road
Northbrook, IL 60062
Attention: Treasurer
COMPUTERSHARE TRUST COMPANY, N.A.
1505 Energy Park Drive
St. Paul, Minnesota 55108
Attention: DAPS Reorg
Phone: 1-800-344-5128
Email: #NACCTDAPSReorg@computershare.com
Re:    UL SOLUTIONS INC. SENIOR NOTES
6.500% Senior Notes due 2028
Reference is hereby made to the Indenture, dated as of October 20, 2023, as amended (the “Indenture”), among UL SOLUTIONS INC., as issuer (the “Company”), UL LLC, as guarantor and COMPUTERSHARE TRUST COMPANY, N.A., as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.
(the “Owner”) owns and proposes to exchange the Senior Note[s] or interest in such Senior Note[s] specified herein, in the principal amount of $_in such Senior Note[s] or interests (the “Exchange”). In connection with the Exchange, the Owner hereby certifies that:
[CHECK ALL THAT APPLY]
1.    Exchange of Restricted Definitive Notes or Beneficial Interests in a Restricted Global Note for Unrestricted Definitive Notes or Beneficial Interests in an Unrestricted Global Note
(a)    □ Check if Exchange is from beneficial interest in a Restricted Global Note to beneficial interest in an Unrestricted Global Note. In connection with the Exchange of the Owner’s beneficial interest in a Restricted Global Note for a beneficial interest in an Unrestricted Global Note in an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with the Securities Act of 1933, as amended (the “Securities Act”), (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.
(b)    □ Check if Exchange is from beneficial interest in a Restricted Global Note to Unrestricted Definitive Note. In connection with the Exchange of the Owner’s beneficial interest in a Restricted Global Note for an Unrestricted Definitive Note, the Owner hereby certifies (i) the Definitive Note is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Definitive Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.
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(c)    □ Check if Exchange is from Restricted Definitive Note to beneficial interest in an Unrestricted Global Note. In connection with the Owner’s Exchange of a Restricted Definitive Note for a beneficial interest in an Unrestricted Global Note, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.
(d)    □ Check if Exchange is from Restricted Definitive Note to Unrestricted Definitive Note. In connection with the Owner’s Exchange of a Restricted Definitive Note for an Unrestricted Definitive Note, the Owner hereby certifies (i) the Unrestricted Definitive Note is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Unrestricted Definitive Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.
2.    Exchange of Restricted Definitive Notes or Beneficial Interests in Restricted Global Notes for Restricted Definitive Notes or Beneficial Interests in Restricted Global Notes
(a)    □ Check if Exchange is from beneficial interest in a Restricted Global Note to Restricted Definitive Note. In connection with the Exchange of the Owner’s beneficial interest in a Restricted Global Note for a Restricted Definitive Note with an equal principal amount, the Owner hereby certifies that the Restricted Definitive Note is being acquired for the Owner’s own account without transfer. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the Restricted Definitive Note issued will continue to be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Definitive Note and in the Indenture and the Securities Act.
(b)    □ Check if Exchange is from Restricted Definitive Note to beneficial interest in a Restricted Global Note. In connection with the Exchange of the Owner’s Restricted Definitive Note for a beneficial interest in the [CHECK ONE] □ 144A Global Note, □ Regulation S Global Note, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner’s own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the relevant Restricted Global Note and in the Indenture and the Securities Act.
This certificate and the statements contained herein are made for your benefit and the benefit of the Company.
[Insert Name of Transferor]

By:
Name:
Title:

Dated:
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